Exhibit 10.20

AMENDMENT NO. 7 TO SUBLEASE

THIS AMENDMENT NO. 7 (the “Seventh Amendment”) is effective as of June 1, 2014 (the “Seventh Amendment Effective Date”) by and between SILVER CREEK PHARMACEUTICALS (“Subtenant”) and FIBROGEN, INC. (“FibroGen”). This Seventh Amendment amends the Sublease entered into by and between Subtenant and FibroGen on August 6, 2010 (the “Sublease”), as previously amended (the “Prior Amendments”). Subtenant and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”.

WHEREAS, Subtenant is presently subletting certain office and laboratory space; and

WHEREAS, Subtenant wishes to continue to sublease certain designated office and laboratory space from FibroGen in the 409 Building; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Seventh Amendment shall have the meaning ascribed to them in the Sublease as amended by the Prior Amendments.

(2)	Section 3.2 of the Sublease is hereby deleted in its entirety and replaced with the following:

“3.2	This Sublease will expire on:

a)	December 31, 2016 (“Expiration Date”)

b)	Subtenant shall have the option to extend term of lease for one additional six (6) month term by giving thirty (30) days written notice no later than thirty (30) days from the Expiration Date stated in Section 3.2a”

(3)	Section 4.1 of the Sublease is hereby amended with the following:

“4.1 Subtenant shall pay a monthly rent (“Rent”) to FibroGen for the Subleased Premises according to the following Schedule:

Months	Rent/Sq.Ft./Mo.	Total Sq. Ft.	Amount/Mo.
September 1, 2010-January 31, 2011 (Lab/Office)	$6.80	761.00		$5,174.80
February 1, 2011-April 30, 2011 (Lab/Office)	$6.80	1271.00		$8,642.80
May 1, 2011-June 14, 2011 (Lab/Office)	$6.80	1354.00		$9,207.20
June 15, 2011-July 31, 2011 (Lab/Office/Vivarium)	$6.50/Vivarium $6.80/Office/Lab	348.33 1354.00 Total Sq. Ft. 1738.33	$ $ $	2,264.15 9,207.20 Total Amt./Mo. 11,471.35
August 1, 2011-August 7, 2011 (Lab/Office/Vivarium)	$6.50/Vivarium $6.80/Office/Lab	348.33 1354.00 Total Sq. Ft. 1715.33	$ $ $	511.28 2,079.00 Total Amt. 2,590.28
August 8, 2011-August 31, 2011* (Lab/Office/Vivarium)	$6.50/Vivarium $6.60/Office/Lab	348.33 1367.00 Total Sq. Ft. 1715.33	$ $ $	1,752.87 6,984.96 Total Amt. 8,737.83
September 1, 2011-December 14, 2013 (Lab/Office/Vivarium)	$6.50/Vivarium $6.60/Office/Lab	348.33 1367.00 Total Sq. Ft. 1715.33	$ $ $	2,264.15 9,022.20 Total Amt./Mo. 11,286.35
December 15, 2013-December 31, 2015 (Lab/Office/Vivarium)	$6.50/Vivarium $6.60/Office/Lab	511.33 1367.00 Total Sq. Ft. 1878.33	$ $ $	3,323.65 9,022.20 Total Amt./Mo. 12,345.85
January 1, 2016-December 31, 2016 (Lab/Office/Vivarium)	$7.26	1878.33		$13,636.68

*	Note: Pro-Rated Rent Payment”

(4)	This Seventh Amendment, together with the Sublease, as amended by the Prior Amendments, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein and in the Prior Amendments, the Sublease has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Seventh Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Seventh Amendment.

(5)	This Seventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Seventh Amendment to the Sublease as of the Seventh Amendment Effective Date.

FIBROGEN, INC.		SILVER CREEK PHARMACEUTICALS

By:	/s/ Pat Cotroneo	By:	/s/ Matthew Onsum
Name:	Pat Cotroneo	Name:	Matthew Onsum
Title:	CFO	Title:	President & CEO
Date:	11/6/2015	Date:	11/6/2015

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